Exhibit 99.1

MUST BE RECEIVED BY 5:00 P.M. (NEW YORK CITY TIME) ON            , 2004
UNLESS EXTENDED

LETTER OF TRANSMITTAL

ALAMOSA (DELAWARE), INC.

Offer for All Outstanding
8½% Senior Notes Due 2012
and the Related Subsidiary Guarantees
in exchange for
8½% Senior Notes Due 2012
and the Related Subsidiary Guarantees
which have been registered under
the Securities Act of 1933, as amended,
pursuant to the Prospectus
dated                          , 2004

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                          , 2004, UNLESS EXTENDED (SUCH TIME AND DATE, AS SO EXTENDED, THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.

The exchange agent (the "Exchange Agent") for the exchange offer is:

Wells Fargo Bank, N.A.

By Registered or Certified Mail:	By Hand:	By Regular Mail or Overnight Courier:
Wells Fargo Bank, N.A. MAC # N9303-121 Corporate Trust Operations P.O. Box 1517 Minneapolis, MN 55480-1517	Wells Fargo Bank, N.A. 608 Second Avenue South Corporate Trust Operations, 12th Floor Minneapolis, MN 55402	Wells Fargo Bank, N.A. MAC # N9303-121 Corporate Trust Operations 6th & Marquette Avenue Minneapolis, MN 55479
For Information or to Confirm by Telephone Call: (800) 344-5128
By Facsimile (Eligible Institutions Only): (612) 667-4927

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR FACSIMILE NUMBER OTHER THAN AS INDICATED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

The undersigned acknowledges that he or she has received and reviewed the prospectus, dated                  , 2004 (the "Prospectus"), of Alamosa (Delaware), Inc., a Delaware corporation ("Alamosa"), and this Letter of Transmittal (the "Letter"), which together constitute Alamosa's offer (the "Exchange Offer"), to exchange an aggregate principal amount of up to $250,000,000 of its 8½% Senior Notes due 2012 and the related subsidiary guarantees which have been registered under the Securities Act of 1933, as amended (individually a "New Note" and collectively, the "New Notes"), for a like principal amount of Alamosa's issued and outstanding 8½% Senior Notes due 2012 and the related subsidiary guarantees (individually an "Old Note" and collectively, the "Old Notes") from the registered holders thereof.

LETTER OF TRANSMITTAL

For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having a principal amount equal to the principal amount of the surrendered Old Note. The New Notes will bear interest from the most recent date to which interest has been paid on the Old Notes, or if no interest has been paid, from January 20, 2004. Accordingly, registered holders of New Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid on the Old Notes. The Old Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Old Notes whose Old Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Old Notes otherwise payable on any interest payment date the record date for which occurs on or after the consummation of the Exchange Offer.

This Letter is to be completed by a holder of Old Notes either if certificates for such Old Notes are to be forwarded herewith or if a tender is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer — Procedures for Tendering Old Notes — Book-Entry Transfers" section of the Prospectus and an agent's message is not delivered. HOLDERS OF OLD NOTES WHO HAVE PREVIOUSLY VALIDLY DELIVERED A LETTER OF TRANSMITTAL IN CONJUNCTION WITH A VALID TENDER OF OLD NOTES FOR EXCHANGE PURSUANT TO THE PROCEDURES DESCRIBED IN THE PROSPECTUS UNDER THE HEADING "THE EXCHANGE OFFER" ARE NOT REQUIRED TO TAKE ANY FURTHER ACTION TO RECEIVE NEW NOTES. HOLDERS OF OLD NOTES WHO HAVE PREVIOUSLY VALIDLY TENDERED OLD NOTES FOR EXCHANGE OR WHO VALIDLY TENDER OLD NOTES FOR EXCHANGE IN ACCORDANCE WITH THIS LETTER MAY WITHDRAW ANY OLD NOTES SO TENDERED AT ANY TIME PRIOR TO THE EXPIRATION DATE. SEE THE PROSPECTUS UNDER THE HEADING "THE EXCHANGE OFFER" FOR A MORE COMPLETE DESCRIPTION OF THE TENDER AND WITHDRAWAL PROVISIONS. Tenders by book-entry transfer also may be made by delivering an agent's message in lieu of this Letter. The term "agent's message" means a message transmitted to the exchange agent by DTC that states that DTC has received an express acknowledgment that the tendering holder agrees to be bound by this Letter and that Alamosa and the guarantor subsidiaries may enforce this Letter against that holder. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer — Procedures for Tendering Old Notes — Guaranteed Delivery" section of the Prospectus. See Instruction 1 of this Letter.

DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

The method of delivery of Old Notes, letters of transmittal and all other required documents are at the election and risk of the holders. If such delivery is by mail, it is recommended that registered mail properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to assure timely delivery. No letters of transmittal or Old Notes should be sent to Alamosa.

The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

LETTER OF TRANSMITTAL

List below the Old Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF OLD NOTES
Name(s) and Address(es) of Register Holder(s) (Please fill in, if blank)	1	2	3
	Certificate Number(s)*	Aggregate Principal Amount of Old Notes	Principal Amount Tendered**

	Total:
* Need not be completed if Old Notes are being tendered by book-entry transfer.
** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Note indicated in column 2. See Instruction 2. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1 of this Letter.

LETTER OF TRANSMITTAL

CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution ________________________________________________________

Account Number __________________________ Transaction Code Number ____________________

By crediting the Old Notes to the Exchange Agent's account at DTC using the Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent an agent's message in which the holder of the Old Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter, the participant in DTC confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s) ______________________________________________________

Window Ticket Number (if any) ______________________________________________________

Date of Execution of Notice of Guaranteed Delivery ______________________________________

Name of Institution which Guaranteed Delivery __________________________________________

IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

Account Number __________________________ Transaction Code Number ____________________

Name of Tendering Institution ________________________________________________________

CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name: ________________________________________________________________________

Address: ________________________________________________________________________

You are entitled to as many copies as you reasonably believe necessary. If you require more than 10 copies, please indicate the total number required in the following space: ________________________

LETTER OF TRANSMITTAL

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Alamosa the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, Alamosa all right, title and interest in and to such Old Notes as are being tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered Old Notes, with full power of substitution, among other things, to cause the Old Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes, and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, Alamosa will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges or encumbrances and not subject to any adverse claims when the same are accepted by Alamosa. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution of such New Notes and that neither the holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of Alamosa or any of the guarantor subsidiaries of the Old Notes or the New Notes.

The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of Alamosa or any of the guarantor subsidiaries of the Old Notes or the New Notes, within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business, such holders are not holding any Old Notes that have the status of, or are reasonably likely to have the status of, an unsold allotment in the initial offering, and such Holders have no arrangement with any person to participate in the distribution of such New Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes and has no arrangement or understanding to participate in a distribution of New Notes. If any Holder is an affiliate of Alamosa, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such Holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

The undersigned will, upon request, execute and deliver any additional documents deemed by Alamosa to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes

LETTER OF TRANSMITTAL

tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer — Withdrawal Rights" section of the Prospectus.

Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

LETTER OF TRANSMITTAL

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 3 and 4)

To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue New Notes and/or Old Notes to:

Name(s):    __________________________________________________________________________

(Please Type or Print)

__________________________________________________________________________________

(Please Type or Print)

Address:    __________________________________________________________________________

(Zip Code)

__________________________________________________________________________________

(Employer Identification or Social Security Number)

Credit unexchanged Old Notes delivered by book-entry transfer to the following account at DTC:

__________________________________________________________________________________

(Book-Entry Transfer Facility Account Number,
if applicable)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3 and 4)

To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be sent to the person or persons whose signature(s) appear(s) on this Letter above at an address other than shown in the box entitled "Description of Old Notes" on this Letter above.

Mail New Notes and/or Old Notes to:

Name(s):    __________________________________________________________________________

(Please Type or Print)

__________________________________________________________________________________

(Please Type or Print)

Address:    __________________________________________________________________________

(Zip Code)

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

IN ORDER TO VALIDLY TENDER OLD NOTES FOR EXCHANGE, HOLDERS OF OLD NOTES MUST COMPLETE, EXECUTE, AND DELIVER THIS LETTER OF TRANSMITTAL.

Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. See Instruction 10.

LETTER OF TRANSMITTAL

PLEASE SIGN HERE
(TO BE COMPLETED BY ALL TENDERING HOLDERS)
(COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 BELOW)

____________________________________, ________________________________, 2004

____________________________________, ________________________________, 2004

        (Signature(s) of Owner)                                                    (Date)

Area Code and Telephone Number:

This Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes hereby tendered or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements any documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):

(Please Type or Print)

Capacity:

Address:

(including Zip Code)

Principal place of business (if different from address listed above):

Address:

(including Zip Code)

Area Code and Telephone Number:

Taxpayer Identification or Social Security Nos.:

SIGNATURE GUARANTEE
(IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by An Eligible Institution:

(Authorized Signature)

Title:

Name and Firm:

Dated:                                                                         , 2004

LETTER OF TRANSMITTAL

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER FOR THE 8½% SENIOR NOTES DUE 2012 AND THE RELATED SUBSIDIARY GUARANTEES IN EXCHANGE FOR THE 8½% SENIOR NOTES DUE 2012 AND THE RELATED SUBSIDIARY GUARANTEES WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, PURSUANT TO THE PROSPECTUS DATED                                     , 2004

1.    DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY PROCEDURES.    This Letter is to be completed by holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer — Book-Entry Transfers" section of the Prospectus and an agent's message is not delivered. Tenders by book-entry transfer also may be made by delivering an agent's message in lieu of this Letter. The term "agent's message" means a message transmitted to the exchange agent by DTC that states that DTC has received an express acknowledgment that the tendering holder agrees to be bound by this Letter and that Alamosa and the guarantor subsidiaries may enforce this Letter against that holder. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof or agent's message in lieu thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

Holders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent before the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer — Procedures for Tendering Old Notes — Guaranteed Delivery" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through a firm or other entity which is identified as an "Eligible Guarantor Institution" in Rule 17Ad-15 under the Securities and Exchange Act of 1934, as amended, (ii) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Guarantor Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by Alamosa (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or facsimile thereof or agent's message in lieu thereof) with any required signature guarantees and any other documents required by this Letter, will be deposited by the Eligible Guarantor Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or facsimile thereof or agent's message in lieu thereof) with any required signature guarantees and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the Expiration Date.

THE METHOD OF DELIVERY OF THIS LETTER, THE OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, BUT THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF OLD NOTES ARE SENT BY MAIL, IT IS SUGGESTED THAT THE MAILING BE REGISTERED MAIL, PROPERLY INSURED, WITH

LETTER OF TRANSMITTAL

RETURN RECEIPT REQUESTED, MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

See "The Exchange Offer" section of the Prospectus.

2.    PARTIAL TENDERS (NOT APPLICABLE TO NOTE HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).    If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old Notes — Principal Amount Tendered." A reissued certificate representing the balance of non-tendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3.    SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.    If this Letter is signed by the holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on DTC's security position listing as the holder of such Old Notes without any change whatsoever.

If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

When this Letter is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Guarantor Institution.

If this Letter is signed by a person other than the registered holder or holders of any certificates) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Guarantor Institution.

If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Alamosa, proper evidence satisfactory to Alamosa of their authority to so act must be submitted.

4.    SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.    Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named also must be indicated. Note holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such note holder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter.

5.    TAXPAYER IDENTIFICATION NUMBER AND BACKUP WITHHOLDING.    Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide the Exchange Agent (as payor) with such holder's correct Taxpayer Identification Number

LETTER OF TRANSMITTAL

(a "TIN"), which, in the case of a holder who is an individual, is such holder's social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount equal to 28% (or the then applicable rate) of the amount of any reportable payments made after the exchange to such tendering holder. If withholding results in an overpayment of taxes, a refund may be obtained.

To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the "Substitute Form W-9" set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.

If the holder does not have a TIN, such holder should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9 and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If the holder does not provide such holder's TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such holder furnishes such holder's TIN to the Exchange Agent. NOTE: WRITING "APPLIED FOR" ON THE FORM MEANS THAT THE HOLDER HAS ALREADY APPLIED FOR A TIN OR THAT SUCH HOLDER INTENDS TO APPLY FOR ONE IN THE NEAR FUTURE.

If the Old Notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder should write "Exempt" in Part 2 of Substitute Form W-9. See the W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8 BEN, "Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding," signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Exchange Agent.

Alamosa reserves the right in its sole discretion to take whatever steps are necessary to comply with Alamosa's obligations regarding backup withholding.

6.    TRANSFER TAXES.    Except as provided below, holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, (i) New Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Notes tendered or (ii) a transfer tax is imposed for any reason other than the exchange of Old Notes in connection with the exchange offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder or such other person. The exchange agent must receive satisfactory evidence of the payment of such taxes or exemption therefrom or the amount of such transfer taxes will be billed directly to the tendering holder. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES SPECIFIED IN THIS LETTER.

7.    WAIVER OF CONDITIONS.     Alamosa reserves the right (in its reasonable discretion) to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.    NO CONDITIONAL TENDERS; DEFECTS.    No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter or an agent's message in lieu thereof, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

LETTER OF TRANSMITTAL

Neither Alamosa, the guarantor subsidiaries, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

9.    MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.    Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.    WITHDRAWAL RIGHTS.    Tenders of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

In order for a withdrawal to be effective, a written notice of withdrawal must be timely received by the Exchange Agent at its address set forth above and in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person that tendered the Old Notes to be withdrawn; identify the Old Notes to be withdrawn, including the total principal amount of Old Notes to be withdrawn; and, where certificates for Old Notes are transmitted, the name of the registered holder of the Old Notes, if different from that of the person withdrawing such Old Notes. If certificates for the Old Notes have been delivered or otherwise identified to the Exchange Agent, then the tendering holder must submit the serial numbers of the Old Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Guarantor Institution, except in the case of Old Notes tendered for the account of an Eligible Guarantor Institution. If Old Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer — Procedures for Tendering Old Notes — Book-Entry Transfers," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Old Notes and the notice of withdrawal must be delivered to the Exchange Agent. Withdrawals of tenders of Old Notes may not be rescinded; however, Old Notes properly withdrawn may again be tendered at any time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer — Procedures for Tendering Old Notes" and in this Letter.

All questions regarding the validity, form and eligibility, including time of receipt, of withdrawal notices will be determined by Alamosa, in its sole discretion, which determination of such questions as well as its interpretation of the terms and conditions of the Exchange Offer (including this Letter) will be final and binding on all parties. None of Alamosa and the guarantor subsidiaries, any of their respective affiliates or assigns, the Exchange Agent or any other person is under any obligation to give notice of any irregularities in any notice of withdrawal, nor will any of them be liable for failing to give any such notice.

Withdrawn Old Notes will be returned to the holder after withdrawal. Old Notes tendered by book-entry transfer through DTC that are withdrawn will be credited to an account maintained with DTC. The Old Notes will be returned or credited to the account maintained at DTC as promptly as practicable after withdrawal. Any Old Notes which have been tendered for exchange but which are withdrawn will be returned to the holder thereof without cost to such holder.

11.    REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.    Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

LETTER OF TRANSMITTAL

TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD NOTES
(SEE INSTRUCTION 5)

PAYOR'S NAME: WELLS FARGO BANK, N.A.
SUBSTITUTE FORM W-9	Part 1 — PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER ("TIN") IN THE BOX AT RIGHT AND CERTIFY THAT IT IS CORRECT BY SIGNING AND DATING BELOW.	TIN ____________________ Social Security Number or Employer Identification Number (if awaiting TIN write "Applied For")
Department of the Treasury Internal Revenue Service	Part 2 — Check the box if you are NOT subject to backup withholding under the provisions of section 3406(a)(1) of the Internal Revenue Code because you are a U.S. person (including a U.S. resident alien) and either (1) you are exempt from backup withholding, (2) you have not been notified that you are subject to backup withholding as a result of a failure to report all interest or dividends or (3) the Internal Revenue Service has notified you that you are no longer subject to backup withholding.

Payor's Request for Taxpayer Identification and Certification Number	CERTIFICATION — UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE SIGNATURE ______________________ DATE ______________________, 2004	Part 3 Awaiting TIN (You must complete the "Certificate Awaiting Taxpayer Identification Number")

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN PART 1 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the Payor within 60 days, the Payor is required to withhold 28 percent (or the then applicable rate) of all cash payments made to me thereafter until I provide a number.

Signature ______________________________   Date______________________

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING OF 28 PERCENT (OR THE THEN APPLICABLE RATE) OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payor—Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Payor. All "section" references are to sections of the Internal Revenue Code of 1986, as amended.

For this type of account:		Give the name and SOCIAL SECURITY number of—
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee (1)
	b. So-called trust account that is not a legal or valid trust under State law	The actual owner (1)
5.	Sole proprietorship or single-owner LLC	The owner (3)

For this type of account:		Give the name and EMPLOYER IDENTIFICATION number of—
6.	A valid trust, estate or pension trust	The legal entity (4)
7.	Corporation or LLC electing corporate status on Form 8832	The corporation
8.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
9.	Partnership or multi-member LLC	The partnership
10.	A broker or registered nominee	The broker or nominee
11.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person's number must be furnished.
(2)	Circle the minor's name and furnish the minor's Social Security number.
(3)	You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your Social Security number or employer identification number (if you have one).
(4)	List first and circle the name of the legal trust, estate or pension trust. Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

NOTE:	If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

Obtaining a Number

If you do not have a taxpayer identification number, apply for one immediately. To apply for one, obtain Form SS-5, Application for a Social Security Card, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), or Form W-7 for Individual Taxpayer Identification Number (for alien individuals required to file U.S. tax returns), at an office of the Social Security Administration, by calling the Internal Revenue Service at 1-800-TAX-FORM or online at www.ssa.gov or www.irs.gov.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on all payments include the following:

•	An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

•	The United States or any agency or instrumentality thereof.

•	A state, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization or any agency or instrumentality thereof.

Payees that may be exempt from backup withholding include, among others:

•	A financial institution.

•	A corporation.

•	A dealer in securities or commodities required to register in the U.S., the District of Columbia or a possession of the U.S.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A foreign central bank of issue.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A middleman known in the investment community as a nominee or custodian.

•	A trust exempt from tax under section 664 or described in section 4947.

Exempt payees described above should file a Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYOR. FOREIGN PAYEES WHO ARE NOT SUBJECT TO BACKUP WITHHOLDING SHOULD COMPLETE AN APPROPRIATE FORM W-8 AND RETURN IT TO THE PAYOR.

Privacy Act Notice.—Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payors who must report the payments to the Internal Revenue Service (the "IRS"). The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return and may also provide this information to various government agencies for tax enforcement or litigation purposes, and to cities, states and the District of Columbia to carry out their tax laws, and may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal nontax criminal laws and to combat terrorism. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold 28% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. Certain penalties may also apply.

Penalties

(1)   Penalty for Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your correct taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)   Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)   Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS.

Manually signed copies of the Letter of Transmittal will be accepted. The Letter of Transmittal and any other required documents should be sent or delivered by each holder or such holder's broker, dealer, commercial bank or other nominee to the Exchange Agent at one of the addresses set forth below.

The exchange agent for the exchange offer is:
Wells Fargo Bank, N.A.

By Registered or Certified Mail:	By Hand:	By Regular Mail or Overnight Courier:
Wells Fargo Bank, N.A. MAC # N9303-121 Corporate Trust Operations P.O. Box 1517 Minneapolis, MN 55480-1517	Wells Fargo Bank, N.A. 608 Second Avenue South Corporate Trust Operations, 12th Floor Minneapolis, MN 55402	Wells Fargo Bank, N.A. MAC # N9303-121 Corporate Trust Operations 6th & Marquette Avenue Minneapolis, MN 55479

For Information or to Confirm by Telephone Call: (800) 344-5128

By Facsimile (Eligible Institutions Only): (612) 667-4927